UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - February 4, 1998



                               ECKERD CORPORATION
              (Exact name of registrant as specified in is charter)





         Delaware                      1-4844                  51-0378122

(State or other jurisdiction    (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)


   8333 Bryan Dairy Road
   Largo, Florida                                                33777

(Address of principal
  executive offices)                                           (Zip Code)


Registrant's telephone number, including area code:     (813) 395-6000





Item 5.           Other Events.
-------           -------------

         On February 4, 1998, Eckerd Corporation (the "Company"), a wholly-owned subsidiary of J.C. Penney Company, Inc., was served with a civil complaint which was filed jointly in federal court in Tampa, Florida by the Florida Attorney General, the U.S. Department of Justice, and the U.S. Attorney's Office for the Middle District of Florida. The complaint relates to what is known in the drugstore industry as partial filling of prescriptions and how they are billed in those relatively limited situations when a customer fails to pick up the balance of a partially filled prescription.

         The complaint seeks triple the amount of monetary damages and penalties up to $10,000 for each bill for a partially filled prescription. However, this complaint focuses on a very small percentage of prescriptions filled by the
Company, and management is of the opinion that, although the ultimate disposition of this suit cannot be forecast with certainty, the litigation should not have a material adverse effect on the Company's consolidated financial position or results of operations.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ECKERD CORPORATION


                                                     \s\ Samuel G. Wright
                                                     ------------------------
                                                     Samuel G. Wright
                                                     Executive Vice President/
                                                     Chief Financial Officer

Date:  February 10, 1998


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